UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

(Mark One)

☒ CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 25, 2014

NANOANTIBIOTICS, INC.

Commission File Number: 333-190635

(Exact name of registrant as specified in its charter)

Nevada	46-2510769
(State or other jurisdiction of	(I.R.S. Empl. Ident. No.)
incorporation or organization)

100 Cummings Center, Suite 247-C

Beverly, MA 01915

(Address of principal executive offices, Zip Code)

(305)-515-4118

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes In Registrant's Certifying Accountant.

(a)	Accounting Firm Previous Independent Registered Public

Effective as of August 25, 2014, NanoAntibiotics, Inc. (the “Company”), pursuant to the recommendation and approval of the company's Audit committee of the Company’s Board of Directors, dismissed Messineo & Co, CPAs LLC (“Messineo”) as the Company’s independent registered public accounting firm.

Messineo’s reports with respect to our financial statements for the fiscal years ended June 30, 2013 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles. Messineo’s reports for the fiscal years ended June 30, 2013 contained an explanatory paragraph indicating that there was a substantial doubt as to the Company's ability to continue as a going concern.

During our most recent fiscal year and through the date of dismissal on August 25, 2014, there were no disagreements with Messineo on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Messineo, would have caused it to make reference to the matter in connection with its reports and there were no other “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

We had made the contents of this Current Report available to Messineo and requested it to furnish a letter addressed to the Securities and Exchange Commission (“SEC”) as to whether Messineo agrees or disagrees with, or wishes to clarify our expression of, our views, or containing any additional information. A copy of Messineo’s letter to the SEC is included as Exhibit 16.1 to this Current Report.

(b)	New Independent Registered Public Accounting Firm

Effective as of August 25, 2014, the Company’s Board of Directors appointed Weinberg & Baer LLC., (“Weinberg”) as our new independent registered public accounting firm to perform auditing services commencing with the fiscal year ending June 30, 2014.

During our most recent fiscal year and the subsequent interim periods through August 25, 2014 (the date of engagement of Weinberg & Baer), we did not consult Weinberg & Baer regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements; or (ii) any matter that was either the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to that Item) or a reportable event (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

Exhibit Number	Description

16.1	Auditor Letter to SEC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NANOANTIBIOTICS, INC.

Signature	Titles	Date
/s/ Elliot Ehrlich
Elliot Ehrlich	Chief Executive Officer, Chief Financial Officer, Principal Executive Officer and Principal Financial and Accounting Officer, Corporate Secretary, Treasurer and Chairman of the Board	August 28, 2014

/s/ Rajah Menon
Rajah Menon	President and Director	August 28, 2014